UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2015

LIME ENERGY CO.

(Exact name of registrant as specified in charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Convery Blvd., Suite 600, Woodbridge, New Jersey 07095

(Address of principal executive offices)

(732) 791-5380
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed on May 8, 2015 (the “Previous 8-K”), on April 1, 2015, Lime Energy Co. (the “Company”) entered into a Stipulation and Agreement of Settlement (the “Stipulation”) with respect to the litigation captioned Kuberski and Lawton v. Lime Energy Co., Case No. 12 C 7993 (consolidated with Case No. 13 C1708), in the United States District Court for the Northern District of Illinois (the “Derivative Suit”). On May 5, 2015, the United States District Court for the Northern District of Illinois issued an order granting preliminary approval of the proposed settlement by and among the Company, the plaintiffs and all named individual defendants in the Derivative Suit.

On July 7, 2015, the United States District Court for the Northern District of Illinois, Eastern Division entered an order granting final approval of the Settlement Agreement.

Additional information concerning the terms of the settlement can be found in the Stipulation, attached as Exhibit 99.2 to the Previous 8-K, which is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Stipulation and Agreement of Settlement (incorporated herein by reference to Exhibit 99.2 of our Current Report on Form 8-K filed on May 8, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: July 13, 2015	By:	/s/ Mary Colleen Brennan
Mary Colleen Brennan
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stipulation and Agreement of Settlement (incorporated herein by reference to Exhibit 99.2 of our Current Report on Form 8-K filed on May 8, 2015).